UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2021 (January 27, 2021)

OFG Bancorp

(Exact Name of Registrant as Specified in Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor 254 Muñoz Rivera Avenue San Juan, Puerto Rico	00918
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	OFG	New York Stock Exchange
7.125% Noncumulative Monthly Income Preferred Stock, Series A ($25.00 liquidation preference per share)	OFG.PRA	New York Stock Exchange
7.0% Noncumulative Monthly Income Preferred Stock, Series B ($25.00 liquidation preference per share)	OFG.PRB	New York Stock Exchange
7.125% Noncumulative Perpetual Preferred Stock, Series D ($25.00 liquidation preference per share)	OFG.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 27, 2021, OFG Bancorp (the “Company”) amended its Bylaws as described below.

Section 1 of Article I was amended to clarify that virtual meetings of stockholders by means of remote communication are permitted consistent with Puerto Rico law.

Section 3 of Article I was amended to establish procedures for holders of at least 20% of the outstanding voting stock to request the Company’s Secretary to call a special meeting of stockholders. Such procedures consist of a two-step process with certain requirements that the requesting stockholder(s) must follow. First, the stockholder(s) must request the Company’s Board of Directors to fix a record date for the purpose of determining the stockholders entitled to demand the calling of such special meeting. Second, the stockholder(s) must timely submit a demand, in proper form, for the Company to call the special meeting. To be timely, a stockholder’s demand to call a special meeting must be delivered to the Company’s principal executive offices not later than 60 days after the demand record date, and to be in proper form, the demand must include certain information about the proposal(s) or nominee(s) and the requesting stockholder(s), as set forth in the Bylaws for stockholder nominations or proposals.

Section 13 of Article I was amended to expand the required information from a stockholder for nominating a person for election to the Company’s Board of Directors. The stockholder’s nomination must include the following information:

(a)

the name and address, as they appear on the Company’s books, of the stockholder who intends to make the nomination (the “nominating stockholder”), and the name and principal place of business of such beneficial owner;

(b)

a representation that the nominating stockholder is a holder of the Company’s shares of stock entitled to vote indicating (i) the class and number of shares of stock of the Company that are owned beneficially or of record by the nominating stockholder or any affiliates or associates of the nominating stockholder, (ii) the name of each nominee holder of shares of stock of the Company owned beneficially but not of record by the nominating stockholder or any affiliates or associates of the nominating stockholder, and the number of shares of stock of the Company held by each such nominee holder, (iii) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the nominating stockholder, or any affiliates or associates of the nominating stockholder, with respect to stock of the Company, (iv) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of the nominating stockholder, or any affiliates or associates of the nominating stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, the nominating stockholder, or any affiliates or associates of the nominating stockholder, or to increase or decrease the voting power or pecuniary or economic interest of the nominating stockholder, or any affiliates or associates of the nominating stockholder, with respect to stock of the Company, (v) that the nominating stockholder intends to appear in person or by proxy at the meeting to make the nomination, and (vi) whether the nominating stockholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding stock required to elect the nominee and/or otherwise solicit proxies or votes from stockholders in support of such nominee;

(c)

a description of all arrangements or understandings between the nominating stockholder, or any affiliates or associates of the nominating stockholder, and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder, and any material interest of the nominating stockholder, or any affiliates or associates of the nominating stockholder, in such nomination, including any anticipated benefit therefrom to the nominating stockholder, or any affiliates or associates of the nominating stockholder; and

(d)

such other information regarding the nominating stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”).

Section 13 of Article I was further amended to expand the information that the nominating stockholder must provide with respect to the director nominee. Such nomination must include the following information:

(a)	the name, age, business address, and residence address of the director nominee;

(b)	the principal occupation or employment of the director nominee;

(c)

(i) the class and number of all shares of stock of the Company that are owned beneficially or of record by the director nominee and any affiliates or associates of the director nominee, (ii) the name of each nominee holder of shares of stock of the Company owned beneficially but not of record by the director nominee or any affiliates or associates of the director nominee, and the number of shares of stock of the Company held by each such nominee holder, (iii) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the director nominee, or any affiliates or associates of the director nominee, with respect to any stock of the Company, and (iv) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of the director nominee, or any affiliates or associates of the director nominee, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, the director nominee, or any affiliates or associates of the director nominee, or to increase or decrease the voting power or pecuniary or economic interest of the director nominee, or any affiliates or associates of the director nominee, with respect to stock of the Company; and

(d)

any other information regarding each the director nominee as would be required to be disclosed under the proxy solicitation rules of the SEC if proxies were to be solicited for the election of the director nominee so proposed (including, without limitation, the director nominee’s written consent to being named in the proxy statement as a director nominee and to serving as a director if elected).

Section 14 of Article I was amended to expand the information required from a stockholder that desires to bring a proposal before an annual meeting of stockholders. The stockholder’s notice must include the following information:

(a)

a brief description of the matter or proposal desired to be brought before the annual meeting and the text of any resolutions proposed for consideration and, if the proposal relates to an amendment to these Bylaws, the text of the proposed amendment;

(b)	the name and address, as they appear on the Company’s books, of the stockholder proposing such matter;

(c)

a representation that the stockholder is a holder of the Company’s shares of stock entitled to vote indicating (i) the class and number of shares of stock of the Company that are owned beneficially or of record by such stockholder or any affiliates or associates of such stockholder, (ii) the name of each nominee holder of shares of stock of the Company owned beneficially but not of record by such stockholder or any affiliates or associates of such stockholder, and the number of shares of stock of the Company held by each such nominee holder, (iii) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company, (iv) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of such stockholder, or any affiliates or associates of such stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such stockholder, or any affiliates or associates of such stockholder, or to increase or decrease the voting power or pecuniary or economic interest of such stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company, (v) that such stockholder intends to appear in person or by proxy at the annual meeting to bring up the matter or proposal specified in the notice, and (vi) whether such stockholder intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding stock required to approve the proposal and/or otherwise solicit proxies or votes from stockholders in support of such proposal; and

(d)	any material interest of the stockholder in such matter or proposal.

Section 2 of Article II was amended to eliminate the classification of directors in accordance with the Company’s Certificate of Incorporation, as amended, which provides that directors shall not be divided into any classes.

In addition to the foregoing, minor conforming changes were made to other provisions of the Company’s Bylaws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

3(ii)	Amended and restated Bylaws of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: January 28, 2021	By:	/s/ Hugh González
Hugh González
General Counsel

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